Virtus International Series,

a series of Virtus Variable Insurance Trust

Supplement dated November 2, 2015 to the Summary and

Statutory Prospectuses dated April 30, 2015, as supplemented

Important Notice to Investors

At the Special Meeting of Shareholders held on October 28, 2015, shareholders of the Virtus International Series voted to replace the Series’ current subadviser with Euclid Advisors LLC (“Euclid”).

Effective November 2, 2015, Euclid is the subadviser to the Series. Accordingly, the prospectus is hereby amended, effective November 2, 2015, by deleting all references to Aberdeen Asset Management, Inc. as subadviser to the Series. Virtus Investment Advisers, Inc. will continue to serve as the Series’ investment adviser.

The Series’ principal investment strategies are being modified to reflect those employed by the portfolio manager at Euclid. These and other changes to the Series’ current prospectuses are more fully described below and will be effective on November 2, 2015.

The disclosure under “Principal Investment Strategies” in the Series’ summary prospectus and in the summary section of the Series’ statutory prospectus is replaced in its entirety with the following:

Under normal circumstances, the Series invests at least 80% of its assets in equity securities of issuers located outside of the United States. The Series invests primarily in developed countries, but may also invest in issuers located in emerging market countries. The subadviser seeks to diversify its portfolio from a variety of sectors and countries, and typically invests in the securities of medium to large capitalization companies, but is not limited to investing in the securities of companies of any particular size. The Series may use derivatives to hedge against foreign currency exchange rates.

The Series seeks to provide investors with access to high-quality international businesses selling at attractive valuations. Ideally these companies are not only growing their earnings but are also creating economic value by maintaining or growing their return on invested capital. The subadviser’s process is driven by bottom-up fundamental research and informed by top-down macro views. In evaluating securities for inclusion in the Series, the subadviser applies a cash flow based approach to valuation, as well as additional fundamental research to assess the economic value added, financial strength, franchise quality, and management alignment of individual companies. Top-down macro research is utilized to assess the market environment, and to assist with regional, country, and sector allocations. As part of the macro process, the sub-adviser takes into account, among other things; monetary policy, political factors, economic growth, and valuation.

The following disclosure is added under “Principal Risks” in the Series’ summary prospectus and in the summary section of the Series’ statutory prospectus:

➢  Derivatives Risk. The risk that the Series will incur a loss greater than the Series’ investment in, or will experience greater share price volatility as a result of investing in, a derivative contract. Derivatives may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage, or to attempt to increase yield.

➢  Value Stocks Risk. The risk that the Series will underperform when value investing is out of favor or that the Series’ investments will not appreciate in value as anticipated.

Additionally, the disclosure in this section entitled “Preferred Stocks Risk” is removed.

The disclosure under “Management” in the Series’ summary prospectus and in the summary section of the Series’ statutory prospectus relating to the name of the subadviser is replaced with the following: “Euclid Advisors LLC (“Euclid”), an affiliate of VIA, is subadviser to the Series (since November 2015).”

The disclosure under “Portfolio Managers” in the Series’ summary prospectus and in the summary section of the Series’ statutory prospectus is replaced in its entirety with the following:

➢	Frederick A. Brimberg, Senior Managing Director and International Equity Portfolio Manager at Euclid. Mr. Brimberg has served as Portfolio Manager of the Series since November 2015.

The first six paragraphs of disclosure under “More About Principal Investment Strategies” on page 5 of the Series’ statutory prospectus are replaced with the following:

Under normal circumstances, the Series invests at least 80% of its assets in equity securities of issuers located outside of the United States. The Series invests primarily in developed countries, but may also invest in issuers located in emerging market countries. The subadviser seeks to diversify its portfolio from a variety of sectors and countries, and typically invests in the securities of medium to large capitalization companies, but is not limited to investing in the securities of companies of any particular size. The Series will primarily hold securities of companies listed on a foreign securities exchange or quoted on an established foreign over-the-counter market, or American Depository Receipts (ADRs). In determining the “location” of an issuer, the subadviser primarily relies on the country where the issuer is incorporated. However, the country of risk is ultimately determined based on analysis of the following criteria: actual building address (domicile), primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated. This evaluation is conducted so as to determine that the issuer’s assets are exposed to the economic fortunes and risks of the designated country. The Series’ policy of investing 80% of its assets in foreign equity securities may be changed only upon 60 days’ written notice to shareholders.

The Series seeks to provide investors with access to high-quality international businesses selling at attractive valuations. Ideally these companies are not only growing their earnings but are also creating economic value by maintaining or growing their return on invested capital. The subadviser's process is driven by bottom-up fundamental research and informed by top-down macro views, with an expectation that a significant proportion of any long-term performance will come from security selection. In evaluating securities for inclusion in the Series, the subadviser applies a cash flow based approach to valuation, as well as additional fundamental research to assess the economic value added, financial strength, franchise quality, and management alignment of individual companies. Top-down macro research is utilized to assess the market environment, and to assist with regional, country, and sector allocations. As part of the macro process, the subadviser takes into account, among other things; monetary policy, political factors, economic growth, and valuation. The subadviser believes this approach produces long-term investment returns characterized by low absolute volatility and downside protection.

In determining which portfolio securities to sell, the subadviser considers, among other things; whether a security has become fully valued, if there has been a material change in the assessment of the company’s fundamentals or original thesis, the stock is not acting as expected, there is a better alternative available, and/or a portfolio rebalancing.

Under “More About Principal Risks” on page 5 of the Series’ statutory prospectus, the following disclosure is added to this section:

Derivatives

Derivative transactions are contracts whose value is derived from the value of an underlying asset, index or rate, including futures, options, non-deliverable forwards, forward foreign currency exchange contracts and swap agreements. The Series may use derivatives to hedge against factors that affect the value of its investments, such as interest rates and foreign currency exchange rates. The Series may also utilize derivatives as part of its overall investment technique to gain or lessen exposure to various securities, markets, volatility, dividend payments and currencies.

Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. Many derivatives, and particularly those that are privately negotiated, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Series. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Derivatives are usually less liquid than traditional securities and are subject to counterparty risk (the risk that the other party to the contract will default or otherwise not be able to perform its contractual obligations). In addition, some derivatives transactions may involve potentially unlimited losses.

Derivative contracts entered into for hedging purposes may also subject the Series to losses if the contracts do not correlate with the assets, indexes or rates they were designed to hedge. Gains and losses derived from hedging transactions are, therefore, more dependent upon the subadviser’s ability to correctly predict the movement of the underlying asset prices, indexes or rates.

As an investment company registered with the SEC, the Series is required to identify on its books (often referred to as “asset segregation”) liquid assets, or engage in other SEC-approved measures, to “cover” open positions with respect to certain kinds of derivative instruments. If the Series has insufficient cash to meet such requirements, it may have to sell other investments, including at disadvantageous times.

Governments, agencies and/or other regulatory bodies may adopt or change laws or regulations that could adversely affect the Series’ ability to invest in derivatives as the Series' subadviser intends. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), among other things, grants the Commodity Futures Trading Commission (the “CFTC”) and SEC broad rulemaking authority to implement various provisions of the Dodd-Frank Act including comprehensive regulation of the over-the-counter (“OTC”) derivatives market. The implementation of the Dodd-Frank Act could adversely affect the Series by placing limits on derivative transactions, and/or increasing transaction and/or regulatory compliance costs. For example, the CFTC has recently adopted new rules that will apply a new aggregation standard for position limit purposes, which may further limit the Series' ability to trade futures contracts and swaps.

There are also special tax rules applicable to certain types of derivatives, which could affect the amount, timing and character of the Series’ income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating the Series’ income or deferring its losses. The Series’ use of derivatives may also increase the amount of taxes payable by shareholders or the resources required by the Series or its adviser and/or subadviser(s) to comply with particular regulatory requirements.

The disclosure in this section entitled “Equity Securities Risks” is revised by adding the following disclosure:

•	Value Stocks Risks. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company and other factors, or because it is associated with a market sector that generally is out of favor with investors. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stock. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.

Additionally, the disclosure in this section entitled “Preferred Stock Risk” is removed.

Under “The Subadviser” beginning on page 8 of the Series’ statutory prospectus, the following description of Euclid is hereby added:

Euclid, an affiliate of VIA, has served as subadviser to the Series since November 2015. Euclid has offices at 100 Pearl Street, Hartford, CT 06103 and 1540 Broadway, New York, NY 10036. Euclid acts as subadviser to mutual funds. As of June 30, 2015, Euclid had approximately $5.4 billion in assets under management.

From its investment advisory fee, VIA, not the Series, pays Euclid for its subadvisory services at the rate of 50% of the net advisory fee paid by the Series.

The following information is hereby added under “Portfolio Management” beginning on page 8 of the Series’ statutory prospectus.

Frederick A. Brimberg. Mr. Brimberg is Senior Managing Director and Portfolio Manager at Euclid (since July 2012). Prior to joining Euclid, he was senior vice president and international portfolio manager at Avatar Associates (2006 to 2012), where he started the international strategy in 2006. Earlier, he was vice president and portfolio manager at ING Investment Management and its predecessor Lexington Management, with a focus on global equity investing. Mr. Brimberg’s career spans 30-plus years in investment management, trading, and capital markets, with positions at Brimberg & Co. and Lehman Brothers.

All other disclosure concerning the Series, including fees and expenses, remains unchanged from its prospectuses dated April 30, 2015.

Investors should retain this supplement with the

Prospectuses for future reference.

VVIT 8500 International SA&Strat&PMChanges (11/2015)

Virtus International Series,

a series of Virtus Variable Insurance Trust

Supplement dated November 2, 2015 to the Statement of Additional Information (“SAI”)

dated April 30, 2015, as supplemented

Important Notice to Investors

At the Special Meeting of Shareholders held on October 28, 2015, shareholders of the Virtus International Series voted to replace the Series’ current subadviser with Euclid Advisors LLC (“Euclid”).

Effective November 2, 2015, Euclid is the subadviser to the Series. Accordingly, the SAI is hereby amended, effective November 2, 2015, by deleting all references to Aberdeen Asset Management, Inc. as subadviser to the Series. Virtus Investment Advisers, Inc. will continue to serve as the Series’ investment adviser.

The Glossary is hereby amended by replacing Euclid’s entry in its entirety with the following:

Euclid	Euclid Advisors LLC, subadviser to the Equity Trend Series, Growth & Income Series, International Series and Strategic Allocation Series (equity portion)

The disclosure for Euclid Advisors LLC under “Subadvisers and Subadvisory Agreements” in the section “Investment Advisory and Other Services” is hereby replaced in its entirety with the following:

Euclid Advisors LLC — Equity Trend Series, Growth & Income Series, International Series and Strategic Allocation Series (equity portion)

Euclid is located at 1540 Broadway, New York, NY 10036 and 100 Pearl Street, Hartford, CT 06103. Euclid is an indirect, wholly-owned subsidiary of Virtus and an affiliate of VIA. Euclid acts as subadviser to mutual funds and as investment adviser to institutions and individuals. As of June 30, 2015, Euclid had approximately $5.4 billion in assets under management.

For its services as subadviser, VIA pays Euclid the following annual subadvisory fee rates:

Series	Subadvisory Fee
Equity Trend Series	20% of the net advisory fee
Growth & Income Series	50% of the net advisory fee
International Series	50% of the net advisory fee
Strategic Allocation Series	50% of the net advisory fee (equity assets only)

All other disclosure concerning the Series, including fees and expenses, remains unchanged from the SAI dated April 30, 2015, as supplemented.

Investors should retain this supplement with the SAI for future reference.

VVIT 8500 SAI International SA&Strat&PMChanges (11/2015)